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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report: June 19, 2018
(Date of earliest event reported)
OCI Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36098	90-0936556
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mailing Address: P.O. Box 1647 Nederland, Texas 77627	Physical Address: 5470 N. Twin City Highway Nederland, Texas 77627
(Address of principal executive offices and zip code)
(409) 723-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 8.01	Other Events

On June 19, 2018, OCI Partners LP (“OCIP”) issued a press release announcing that the conflicts committee of the board of directors of OCIP’s general partner has recommended, on behalf of OCIP, that OCIP’s common unitholders accept the previously announced tender offer by OCI N.V. (“OCI”) to purchase all of the outstanding common units representing limited partners interests in OCIP not currently owned by OCI. The press release is attached as Exhibit 99.1.

Item 9.01	Financial Statement and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of OCIP, dated June 19, 2018

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCI Partners LP

By: OCI GP LLC, its general partner

Dated: June 19, 2018	By:	/s/ Ahmed El-Hoshy
Ahmed El-Hoshy
President and Chief Executive Officer